SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): September 23, 2003


                            Checkpoint Systems, Inc.
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        (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                                 (856) 848-1800
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            (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or address, if changed since last report)














     Item 5.     Other Events
     ------      ------------

     On September 23, 2003, the Company issued a press release announcing that it will redeem $35 million of the aggregate principal amount of its existing 5-1/4% Convertible Subordinated Debentures due 2005.



     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release issued, September 23, 2003.



                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2003

Checkpoint Systems, Inc.


/s/George W. Off
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Chairman of the Board,
President and Chief Executive Officer